                                                                 EXHIBIT (a)(20)

                              LETTER OF TRANSMITTAL
                     TO EXCHANGE 0.85 SHARES OF COMMON STOCK

                                       of
                           THERMO ELECTRON CORPORATION

                                       for
                     EACH OUTSTANDING SHARE OF COMMON STOCK

                                       of
                         THERMO INSTRUMENT SYSTEMS INC.
                      and cash in lieu of fractional shares
        Pursuant to the Merger with and into Thermo Electron Corporation
                             Effective June 30, 2000


BOX A     TO BE COMPLETED BY EACH HOLDER OF THERMO INSTRUMENT COMMON STOCK

                                                                                                         NUMBER OF SHARES
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     CERTIFICATE         OF THERMO INSTRUMENT COMMON
                    (AS IT APPEARS ON CERTIFICATES)*                            NUMBER(S)**                   STOCK
            -----------------------------------------------                     -----------         ---------------------------

                                                                                -----------         ---------------------------

                                                                                -----------         ---------------------------

                                                                                -----------         ---------------------------

                                                                                -----------         ---------------------------

                                                                                -----------         ---------------------------
                                                                          Total Number of Shares
                                                                           of Thermo Instrument
                                                                                Common Stock



*Attach Schedule if needed.  See Instruction 3.


       I HAVE LOST MY THERMO INSTRUMENT CERTIFICATE(S) FOR ______ SHARES OF THERMO INSTRUMENT COMMON STOCK, AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 8.

         THIS LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9 ON PAGE 7 (OR FOR NON-U.S. PERSONS, A SUBSTITUTE FORM W-8), SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) EVIDENCING SHARES OF COMMON STOCK OF THERMO INSTRUMENT SYSTEMS INC. TO:


        By First Class Mail:                              By Hand:                        By Overnight, Certified or Express Mail:

    EquiServe Trust Company, N.A.      Securities Transfer & Reporting Services, Inc.           EquiServe Trust Company, N.A.
            P.O. Box 8029                      EquiServe Trust Company, N.A.                150 Royall Street, Mail Stop 45-01-40
  Boston, Massachusetts 02266-8029              100 William Street, Galleria                     Canton, Massachusetts 02021
   Attn: Corporate Reorganizations                New York, New York 10038                     Attn: Corporate Reorganizations


     For additional information please contact EquiServe at (781) 575-3120.

Ladies and Gentlemen:

         The undersigned has been advised that on June 30, 2000 (the "Effective Date"), Thermo Instrument Systems Inc. ("Thermo Instrument" or the "Company") was merged with and into Thermo Electron Corporation (the "Merger"). Pursuant to the Merger, each share of the Company's common stock, $.10 par value per share ("Thermo Instrument Common Stock"), outstanding at the effective time of the Merger was converted into the right to receive 0.85 shares of common stock, $1.00 par value per share, of Thermo Electron Corporation ("Thermo Electron Common Stock") and cash in lieu of fractional shares of Thermo Electron Common Stock (the "Merger Consideration"). The undersigned herewith surrenders the certificate(s) listed below (the "Certificates"), which represent shares of Thermo Instrument Common Stock.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS.

         Unless otherwise requested in the special instructions in Boxes B or C below, the undersigned requests that the certificate(s) for Thermo Electron Common Stock and any check in lieu of fractional shares issued pursuant to the Merger be issued in the name(s) and mailed to the address(es) set forth on the preceding page.

         The undersigned hereby irrevocably constitutes and appoints EquiServe Trust Company, N.A., as exchange agent (the "Exchange Agent"), the true and lawful attorney-in-fact of the undersigned with respect to the Certificates with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver such Certificates on the account books maintained by the Exchange Agent and to deliver as the undersigned's agent the Merger Consideration to which the undersigned is entitled upon surrender of the Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, estates, successors and assigns of the undersigned. The undersigned hereby represents and warrants that the undersigned has full power and authority to submit the Certificates submitted hereby, free and clear of all liens and encumbrances and not subject to any adverse claim, unless otherwise noted hereon. The undersigned will, upon request, execute and deliver any additional documents necessary or desirable to complete the exchange of such Certificates for the Merger Consideration.

------------------------------------------------------         ---------------------------------------------------------------
BOX B                SPECIAL ISSUANCE                           BOX C                SPECIAL DELIVERY
                       INSTRUCTIONS                                                   INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 4, 5 AND 6 ON PAGES 4 AND 5.)               (SEE INSTRUCTIONS 1, 4 AND 6 ON PAGES 4 AND 5.)

  To be completed ONLY if the certificate(s) for                        To be completed ONLY if the certificate(s) for
Thermo Electron Common Stock and any check in lieu                    of Thermo Electron Common Stock and any check in lieu of
fractional shares should be issued in the name of                     fractional shares should be sent to someone other than as
someone other than as set forth in Box A.                             set forth in Box A or to an address other than as set
                                                                      forth in Box A.


ISSUE CHECK CERTIFICATE(S) TO:                                        MAIL CHECK CERTIFICATE(S) TO:

Name: _______________________________________                         Name: _______________________________________
              (Please Print)                                                         (Please Print)

Address: ____________________________________                         Address: ____________________________________


_____________________________________________                          ____________________________________________

_____________________________________________                          ____________________________________________

              (Including Zip Code)                                                (Including Zip Code)
---------------------------------------------
      (Tax ID or Social Security Number)
   (See accompanying Substitute Form W-9.)
------------------------------------------------------         ---------------------------------------------------------------



--------------------------------------------------------------------------------
BOX D
                                    SIGN HERE
                  (SEE INSTRUCTIONS 1 AND 4 ON PAGES 4 AND 5.)
             (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON PAGE 7.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Shareholder(s)

Date:                            , 2000
      ---------------------------

     (MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) OR BY PERSONS AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OR CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. SEE INSTRUCTION 4.)

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)


Capacity (Full Title):
                       ---------------------------------------------------------

Address:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Including Zip Code)


Area Code and Telephone Number: (      )
                                 ------ ----------------------------------------

Tax Identification or Social Security Number:  ---------------------------------

Date:                            , 2000
     ----------------------------

--------------------------------------------------------------------------------

PLACE SIGNATURE MEDALLION GUARANTEE ON THIS PAGE IF REQUIRED. (SEE INSTRUCTIONS 1 AND 4 ON PAGES 4 AND 5.)

                                  INSTRUCTIONS

     A shareholder of the Company will not receive the Merger Consideration in exchange for such holder's Certificates until the Certificates owned by such holder are received by the Exchange Agent at one of the addresses set forth on page 1, together with such documents as the Exchange Agent may require, and until the same are processed by the Exchange Agent. No interest will accrue on any amounts due.

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered herewith, unless such holder has (have) completed either Box B entitled "Special Issuance Instructions" or Box C entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Certificates are surrendered for the account of a firm that is a commercial bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Please do not send the Certificate(s) directly to Thermo Electron Corporation. The Certificate(s), together with a properly completed and duly executed copy of this Letter of Transmittal or a photocopy hereof, and any other documents required by this Letter of Transmittal, should be delivered to the Exchange Agent at one of the addresses set forth on page 1 of this Letter of Transmittal.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE OWNER. HOWEVER, IF CERTIFICATE(S) ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. RISK OF LOSS AND TITLE TO THE CERTIFICATE(S) SHALL PASS UPON DELIVERY OF THE CERTIFICATE(S) TO THE EXCHANGE AGENT.

     All questions as to validity, form and eligibility of any surrender of any Certificate hereunder will be determined by Thermo Electron Corporation (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding. Thermo Electron Corporation reserves the right to waive any irregularities or defects in the surrender of any Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the Certificate number(s) and the number of shares of Thermo Instrument Common Stock represented thereby should be listed on a separate signed schedule attached hereto and referenced in Box A.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If the registered holder(s) of the Certificate(s) surrendered hereby signs this Letter of Transmittal, the signature must correspond with the name that is written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If the Certificate(s) surrendered are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any shares of Thermo Instrument Common Stock are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     When this Letter of Transmittal is signed by the registered owner(s) of the Certificate(s) listed and surrendered herewith, no endorsements of the Certificate(s) or separate stock powers are required.

     If this Letter of Transmittal is signed by a person other than the registered owner of the Certificate(s) listed, such Certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner(s). Signatures on such Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Certificate(s) or stock power(s) is signed by an executor, administrator, trustee, guardian, attorney, officer of a corporation or others acting in a fiduciary or representative capacity, such persons must so indicate when signing, must give his or her full title in such capacity, and evidence satisfactory to the Exchange Agent of his or her authority to so act must be submitted. The Exchange Agent will not exchange any Certificate(s) until all instructions herein are complied with or waived by Thermo Electron Corporation.

     5. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the certificate(s) for Thermo Electron Common Stock and any check in lieu of fractional shares in any name other than that of the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable prior to the delivery of the Merger Consideration.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate on the "Special Issuance Instructions" or the "Special Delivery Instructions" box the name and address of the person(s) to whom the certificate(s) for Thermo Electron Common Stock and any check in lieu of fractional shares is to be sent if different from the name or address of the person(s) signing this Letter of Transmittal.

     7. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, each shareholder surrendering Certificates is required to supply the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") (e.g., social security number or employer identification number) on the Substitute Form W-9 on page 7, and to certify whether such holder is subject to backup withholding of federal income tax. If the holder is subject to backup withholding, then such holder must cross out item (2) in Part III of the Substitute Form W-9. Failure to provide such information on the form may subject the holder to federal income tax withholding at a rate of 31% on the payment of any cash in lieu of fractional shares. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service (the "IRS").

     Certain holders of Certificate(s) (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Certificate(s) should indicate their exempt status on Substitute Form W-9 by writing the word "EXEMPT" on the line for the Social Security Number in Part I. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Substitute Form W-8 (that the Exchange Agent will supply upon request), signed under penalties of perjury, attesting to their foreign status. See the enclosed "Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     IF (i) THE HOLDER DOES NOT FURNISH THE EXCHANGE AGENT WITH A TIN IN THE REQUIRED MANNER, (ii) THE IRS NOTIFIES THE EXCHANGE AGENT THAT THE TIN PROVIDED IS INCORRECT, OR (iii) THE HOLDER IS REQUIRED BUT FAILS TO CERTIFY THAT IT IS NOT SUBJECT TO BACKUP WITHHOLDING, BACKUP WITHHOLDING WILL APPLY. IF BACKUP WITHHOLDING APPLIES, THE EXCHANGE AGENT IS REQUIRED TO WITHHOLD 31% OF ANY CASH PAYMENTS MADE TO THE HOLDER OR OTHER PAYEE. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

     If the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the box in Part II of the form should be checked. If the box in Part II is checked, the surrendering holder must also complete the "Certificate of Awaiting Taxpayer Identification Number" at the bottom of page 7 in order to avoid backup withholding. If you have checked the box in Part II and do not provide the Exchange Agent with a properly certified TIN within 60 days, the Exchange Agent will withhold 31% of all reportable cash payments made.

     The stockholder is required to give the Exchange Agent the TIN of the record holder of the Certificate(s) or of the last transferee appearing on the transfers attached to, or endorsed on, the Certificate(s). If the Certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     8. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event that any Thermo Instrument stockholder is unable to deliver to the Exchange Agent the Certificate(s) representing his, her or its shares of Thermo Instrument Common Stock due to the loss or destruction of such Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the stockholder should also contact the Exchange Agent, at (781) 575-3120, to report the lost securities. The Exchange Agent will forward additional documentation which such stockholder must complete in order to effectively surrender such lost or destroyed Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Certificates, but surrenders hereunder regarding such lost Certificate(s) will be processed only after such documentation has been submitted to and approved by the Exchange Agent.

     9. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Letter of Transmittal may be obtained from the Exchange Agent by writing to one of the addresses or calling the number listed on page 1 of this Letter of Transmittal.

        TO BE COMPLETED BY ALL HOLDERS OF THERMO INSTRUMENT SYSTEMS INC.
                                  COMMON STOCK

                   PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

--------------------------------- ------------------------------------------------ ------------------------------------------------

SUBSTITUTE                        PART I - PLEASE  PROVIDE YOUR TIN IN THE BOX AT
                                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.             _______________________________
FORM W-9                                                                                         Social Security Number
                                                                                                           or
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                                     _______________________________
                                                                                             Employer Identification Number
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")

--------------------------------- -------------------------------------------------------------------------------------------------

                                  Name (Please Print)
                                                      -----------------------------------------------------------------------------

                                  Address
                                           ----------------------------------------------------------------------------------------

                                  City                                              State               ZIP Code
                                       -------------------------------------------        -------------          ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  PART II - Awaiting TIN
-----------------------------------------------------------------------------------------------------------------------------------


     PART III - CERTIFICATION - Under penalties of perjury, I certify that:

     (1) The number shown on this form is my correct TIN (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future);

     (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

     (3) All other information provided on this form is true, correct and complete.

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been advised by the IRS that such backup withholding has been terminated.
--------------------------------------------------------------------------------

           FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY
                         RESULT IN BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

Sign
Here:     Signature:                           Date:                   , 2000
                    --------------------------      -------------------

--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                      PART II OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under the penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within 60 days, 31% of all reportable cash payments made to me may be withheld until I provide a TIN.

Signature:                                      Date:                   , 2000
           ------------------------------------      -------------------
--------------------------------------------------------------------------------